SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 12
                           TO THE AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM EQUITY FUNDS

          This Amendment No. 12 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the "Trust") amends, effective July 15, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class S shares to AIM Charter Fund and AIM Summit Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 15, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   SCHEDULE A
                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               -------------------------
AIM Capital Development Fund            Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Charter Fund                        Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class S Shares
                                        Class Y Shares
                                        Institutional Class Shares

AIM Constellation Fund                  Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares

AIM Disciplined Equity Fund             Class Y Shares

AIM Diversified Dividend Fund           Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Large Cap Basic Value Fund          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               -------------------------
AIM Large Cap Growth Fund               Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Summit Fund                         Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class P Shares
                                        Class S Shares
                                        Class Y Shares
                                        Institutional Class Shares